Exhibit 10.33(l)

December 31, 2018

AMENDMENT NO. 11

to the A320 Family Aircraft Purchase Agreement

Dated as of October 19, 2011

Between

AIRBUS S.A.S.

And

JETBLUE AIRWAYS CORPORATION

This Amendment No. 11 (hereinafter referred to as the “Amendment”) is entered into as of December 31, 2018 between Airbus S.A.S. a société par actions simplifiée, created and existing under French law, having its registered office at 2 Rond-Point Emile Dewoitine, 31700 Blagnac, France and registered with Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”) and JetBlue Airways Corporation, a corporation organized under the laws of Delaware having its principal corporate offices at 27-01 Queens Plaza North, Long Island City, New York 11101 (formerly 118-29 Queens Boulevard, Forest Hills, New York 11375), United States of America (the “Buyer”).

WHEREAS, the Buyer and the Seller entered into an A320 Family Purchase Agreement dated as of October 19, 2011, relating to the sale by the Seller and the purchase by the Buyer of certain firmly ordered Airbus A320 family aircraft, which together with all amendments, exhibits, appendices, and letter agreements attached thereto is hereinafter called the “Agreement”.

WHEREAS, the Buyer and the Seller wish to amend the Agreement to reflect, among other things, the application of [***].

NOW THEREFORE, SUBJECT TO THE TERMS AND CONDITIONS SET FORTH HEREIN, IT IS AGREED AS FOLLOWS:

Capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. Except as used within quoted text, the terms “herein”, “hereof”, and “hereunder” and words of similar import refer to this Amendment.

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Exhibit 10.33(l)

1	[***]

2.    [***]

3	MISCELLANEOUS

For purposes of the Agreement, [***].

The obligations of the Seller under this Amendment No. 11 are provided in consideration of the [***].

4	EFFECT OF THE AMENDMENT

The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment contains the entire agreement between the Buyer and the Seller with respect to the subject matter hereof and supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.
Both parties agree that this Amendment will constitute an integral, non-severable part of the Agreement and will be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.
This Amendment will become effective upon its execution.

5	CONFIDENTIALITY

This Amendment is subject to the confidentiality provisions set forth in Clause 22.10 of the Agreement.

6	ASSIGNMENT

Notwithstanding any other provision of this Amendment or of the Agreement, this Amendment will not be assigned or transferred in any manner without the prior written consent of the other party, and any attempted assignment or transfer in contravention of the provisions of this Clause 6 will be void and of no force or effect.

7	COUNTERPARTS

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Exhibit 10.33(l)

This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

8	INTERPRETATION AND LAW

This Amendment is subject to the Interpretation and Law provisions set forth in Clause 22.6 of the Agreement.

Exhibit 10.33(l)

IN WITNESS WHEREOF, the parties hereto have entered into this Amendment by their respective officers or agents as of the date first above written.

JETBLUE AIRWAYS CORPORATION     AIRBUS S.A.S.

By: /S/ STEVE PRIEST	By: /S/ BENOIT DE SAINT-EXUPERY

Its: Chief Financial Officer (Principal Financial Officer)    Its: Head of Contracts